UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported)  January 31, 2007

Commission File Number	Registrant, Address of Principal Executive Offices and Telephone Number	I.R.S. Employer Identification Number	Jurisdiction of Incorporation
0-9989	SUNOPTA INC. 2838 Bovaird Drive West Brampton, Ontario L7A 0H2 (905) 455-1990	N/A	Canada

N/A
(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                    Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 — Registrant’s Business and Operations

Item 1.01            Entry into a Material Definitive Agreement.

On January 31, 2007, SunOpta Inc. (the “Company”) entered into an underwriting agreement (the “Underwriting Agreement”) with Canaccord Adams Inc. and certain other underwriters named therein (the “Underwriters”) in connection with a public offering (the “Offering”) of 4,500,000 of the Company’s common shares, no par value (plus an option to purchase an additional 675,000 shares to cover over-allotments). The price to the public will be US$10.40 per share.  A copy of the Underwriting Agreement is attached hereto as Exhibit 1.1 and incorporated by reference herein.  The shares to be sold in the Offering have been registered under the Securities Act of 1933, as amended (the “Act”), under the Company’s shelf registration statement on Form S-3 (File No. 333-137724) (the “Registration Statement”).  The closing of the Offering is expected to occur on or about February 13, 2007, subject to satisfaction of customary closing conditions. The Underwriting Agreement contains customary representations, warranties and agreements by the Company, and customary conditions to closing and indemnification obligations of the Company and the Underwriters, including for liabilities under the Act, other obligations of the parties and termination provisions.

The Company expects the gross proceeds from the Offering to be approximately US$46.8 million.  The Company intends to use the proceeds of the Offering to repay outstanding indebtedness. Any proceeds not applied to reduce outstanding indebtedness will be used for general corporate purposes.

This Current Report on Form 8-K does not constitute an offer to sell or a solicitation of an offer to buy the securities described herein, and there shall not be any sale of these securities in any state or jurisdiction in which such an offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.  The Offering is being made only by means of a prospectus and related prospectus supplements.

In connection with the Offering, Exhibit 1.1 hereto is incorporated by reference into the Company’s Registration Statement.

Section 7 — Regulation FD

Item 7.01            Regulation FD Disclosure.

Press Release

The press release announcing the pricing of the Offering is attached hereto as Exhibit 99.1 and incorporated by reference herein.

BioProcess

We expect revenue for our subsidiary SunOpta BioProcess Inc. (“BioProcess”) to be in the range of $35 - $39 million U.S. for 2007.  This projection is based on our forecast of the intentions of existing customers, specific future projects and entry into contracts where negotiations are generally at an early stage.  This projection is also based on our ability to fund or obtain funding for BioProcess of a minimum of $15 million U.S. for working capital, capital for equity ownership in cellulosic ethanol production and pilot plant and laboratory facilities, on-going research and debt repayment.  If we do not fund or obtain funding for the expected capital needs at BioProcess, then based upon current levels of customer activity and projected future projects at BioProcess, we expect revenue for BioProcess to be in the range of $12 - $15 million U.S. for 2007.

The sources of revenue over the next 5 years for BioProcess include and are expected to include equipment sales of proprietary steam explosion equipment and related technology; cellulosic ethanol production from projects where BioProcess is able to take a controlling ownership position; equity income from the production of cellulosic ethanol in projects where BioProcess is able to take less than a controlling interest in the project; and royalty revenues based upon ethanol produced on equipment and technology provided by BioProcess where BioProcess does not have any ownership interest.

Certain statements included in this Current Report on Form 8-K may constitute “forward-looking statements” within the meaning of the United States Private Securities Litigation Reform Act of 1995.  These forward-looking statements include, but are not limited to, projections of revenue of BioProcess, sources of revenue for BioProcess, the ability to fund or obtain funding for BioProcess, references to business strategies, goals, business and operational growth plans and references to the future growth of the business.  These forward looking statements are based on certain assumptions and analyses made by the Company in light of its experience and its interpretation of current conditions, historical trends and expected future developments as well as other factors that the Company believes are appropriate in the circumstance.  However, whether actual results and developments will agree with projections of the Company is subject to many risks and uncertainties including, but not limited to, general economic, business or market risk conditions; the ability to fund or obtain funding for BioProcess; competitive actions by other companies; changes in laws or regulations or policies of local governments, provinces and states as well as the governments of the United States and Canada, many of which are beyond the control of the Company.  Consequently all forward-looking statements and projections made herein are qualified by these cautionary statements and there can be no assurance that the actual results or developments anticipated by the Company will be realized.

Regulation FD Disclosure

In accordance with General Instruction B.2. of Form 8-K, the information presented under this Item 7.01 and Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as expressly set forth by specific reference in such a filing.

Section 9 — Financial Statements and Exhibits

9.01  Financial Statements and Exhibits.

(d) Exhibits

1.1                                 Underwriting Agreement, dated as of January 31, 2007, by and between SunOpta Inc. and Canaccord Adams Inc., Canaccord Capital Corporation, BMO Capital Markets Corp., BMO Nesbitt Burns Inc., Desjardins Securities Inc., Desjardins Securities International Inc., National Bank Fianancial Inc., NBF Securities (USA) Corp. and Octagon Capital Corporation

5.1                                 Opinion of Wildeboer Dellelce LLP

8.1                                 Opinion of Wildeboer Dellelce LLP as to Canadian tax matters

8.2                                 Opinion of Dunnington, Bartholow & Miller LLP as to United States tax matters

99.1                           Press Release, dated January 31, 2007, entitled “SunOpta Announces US $46.80 Million Common Shares Financing”

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

SUNOPTA INC. (Registrant)

By:	/s/ Steve Bromley	By:	/s/ John Dietrich
	Steve Bromley,		John Dietrich,
	President and Chief Executive Officer		Vice President and Chief Financial Officer

Date:	January 31, 2007	Date:	January 31, 2007